================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 27, 1998



                              IMC Securities, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                     333-48429              59-3284026
-------------------------------    ------------------------   -----------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


    5901 East Fowler Avenue
        Tampa, Florida                                       33617-2362
    ---------------------                                   ------------
    (Address of Principal                                    (Zip Code)
      Executive Offices)



        Registrant's telephone number, including area code (813) 984-8801


                 3450 Buschwood Park Drive, Tampa, Florida 33618
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




================================================================================

Item 5.  Other Events.

              In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1998-3, described in a Prospectus Supplement expected to be dated as of May 29, 1998, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

               99.1 Related Computational Materials furnished by PaineWebber Incorporated

               99.2 Related Computational Materials furnished by Bear, Stearns & Co., Inc.

               99.3 Related Computational Materials furnished by Deutsche Morgan Grenfell

               99.4 Related Computational Materials furnished by J.P. Morgan Securities Inc.

               99.5 Related Computational Materials furnished by Morgan Stanley Dean Witter

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          IMC SECURITIES, INC. as
                          Depositor


                          By:  /s/  Thomas Middleton
                               ----------------------------
                               Name:    Thomas Middleton
                               Title:   President and Chief Operating Officer





Dated: May 28, 1998

                                  EXHIBIT INDEX



Exhibit No.           Description                                       Page No.
-----------           -----------                                       --------

99.1        Related Computational Materials furnished by PaineWebber
            Incorporated


99.2        Related Computational Materials furnished by Bear,
            Stearns & Co. Inc.


99.3        Related Computational Materials furnished by Deutsche
            Morgan Grenfell


99.4        Related Computational Materials furnished by
            J.P. Morgan Securities Inc.


99.5        Related Computational Materials furnished by Morgan
            Stanley Dean Witter